Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbarnes-Oxley Act of 2002, I, Cathy L. Wood, as Chief Financial Officer of SM&A (the “Company”) hereby certify that, based on my knowledge:

     1) the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2004 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 21, 2004	/s/ CATHY L. WOOD Cathy L. Wood Executive Vice President, Chief Financial Officer and Secretary